                                                                   EXHIBIT 10.22



                               AMENDMENT NO. 1 TO
                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                                    Dated as of October 23, 2000

          AMENDMENT NO. 1 TO THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (the "Note Agreement") between ARTHUR D. LITTLE, INC., a Massachusetts corporation (the "Company" or "ADL") and the Purchasers listed on Schedule A thereto (the "Noteholders").

          PRELIMINARY STATEMENTS:

          (1) Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Note Agreement.

          (2) The undersigned Noteholders own all of the issued and outstanding Notes.
          (3) The Company and the Noteholders have agreed to amend the Note Agreement as hereinafter set forth.

         SECTION 1. Amendments to Note Agreement. The Note Agreement is,
         ---------------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

        (a)  Section 8.2(e) is hereby amended to read in full as follows:

               (E) TIME IPO PREPAYMENT. If the TIME IPO shall occur and the proceeds thereof received by the issuer shall exceed $55,000,000, the Company shall pay (or cause to be paid) to the holders of the Notes an aggregate amount equal to the Noteholder Portion of such excess, and such amount shall be applied to the prepayment of the Notes (in inverse order of maturity) and accrued interest thereon and the Make-Whole Amount in respect of the principal amount so prepaid. Such payment shall be made within two (2) Business Days of the closing of the TIME IPO. If the proceeds of the TIME IPO do not exceed $55,000,000, such proceeds need not be applied to the prepayment of the Notes except (pursuant to Section 8.2(b))
               to the extent that such proceeds are distributed to the Company or ADL International.
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         (b) The portion of the initial sentence of Section 9.6(a) preceding the colon is hereby amended to read in full as follows: "The Company shall:"

         (c) The following language is hereby added as a new final paragraph to
     Section 9.6(a): "; provided that if the TIME IPO occurs on or prior to December 31, 2000, this Section 9.6(a) shall not apply to TIME or any of its Subsidiaries."

         (d) A new Section 9.9 is hereby added to read as follows:

               9.9  AMENDMENT FEE

               On or before January 15, 2001 the Company shall pay to each holder of Notes an amendment fee equal to 2% of the outstanding principal amount of the Notes held by such holder as of January 1, 2001.

         SECTION 2. Conditions of Effectiveness. This Amendment shall become
         --------------------------------------
effective as of the date first above written when, and only when (i) counterparts of this Amendment shall have been duly executed by the Company and each of the Noteholders and the consent attached hereto has been executed by each Subsidiary Guarantor; (ii) the Banks shall have entered into an agreement with the Company to the same effect as this agreement; and (iii) the TIME IPO shall have been completed.

         SECTION 3. Representations and Warranties of the Company. The Company
         ---------------------------------------------------------
represents and warrants as follows:

          (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          (b) Its execution, delivery and performance of this Amendment, and the consummation of the transactions contemplated hereby, are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) its charter or by-laws or (ii) law or any contractual restriction binding on or affecting it.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment.

          (d) This Amendment has been duly executed and delivered by the Company, and the Note Agreement as amended hereby and the Notes are the legal, valid and binding obligations of the Company, enforceable in accordance with their terms.

          (e) The execution, delivery and performance of this Amendment do not adversely affect the Liens created under any of the collateral documents.
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         SECTION 4. Reference to and Effect on the Note Agreement and the Notes.
         -----------------------------------------------------------------------

         (a) On and after the effectiveness of this Amendment, each reference in the Note Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Note Agreement, and each reference in the Notes to "the Note Agreement", "thereunder", "thereof" or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended by this Amendment.

         (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any terms of the Note Agreement or a waiver of any right, power or remedy of any Noteholders.

         SECTION 5. Costs, Expenses. The Company shall pay on demand all costs
         --------------------------
and expenses of the Noteholders incurred in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel).

         SECTION 6. Execution in Counterparts. This Amendment may be executed in
         ------------------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by, and
         ------------------------
construed in accordance with, the laws of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    ARTHUR D. LITTLE, INC.



                                    By: /s/ Frederick T. McElligott
                                        -------------------------------
                                       Name: Frederick T. McElligott
                                       Title:   Treasurer

                                    ARTHUR D. LITTLE INTERNATIONAL, INC.


                                    By: /s/ Frederick T. McElligott
                                        -------------------------------
                                       Name: Frederick T. McElligott
                                       Title:   Treasurer

                                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                    By:  CIGNA Investments, Inc. (authorized
                                    agent)

                                    By: /s/ Stephen H. Wilson
                                        -------------------------------
                                      Name:  Stephen H. Wilson
                                      Title:    Managing Director



                                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
                                    on behalf of one or more separate accounts
                                    By:  CIGNA Investments, Inc. (authorized
                                    agent)

                                    By: /s/ Stephen H. Wilson
                                        -------------------------------
                                       Name:  Stephen H. Wilson
                                       Title:    Managing Director

                                    LIFE INSURANCE COMPANY OF NORTH AMERICA
                                    By:  CIGNA Investments, Inc. (authorized
                                    agent)

                                    By: /s/ Stephen H. Wilson
                                       ---------------------------------
                                       Name:  Stephen H. Wilson
                                       Title:    Managing Director


                                    ACE PROPERTY AND CASUALTY INSURANCE COMPANY
                                    By:  CIGNA Investments, Inc. (authorized
                                    agent)

                                    By: /s/ Stephen H. Wilson
                                       ---------------------------------
                                       Name:  Stephen H. Wilson
                                       Title:    Managing Director



                                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                    By: /s/ Chom S. Rectanus
                                       ---------------------------------
                                       Name:  Chom S. Rectanus
                                       Title:    Vice President